                                                              EXHIBIT 99.5

================================================================================


                        SUNBELT CHLOR ALKALI PARTNERSHIP

                                   $97,500,000
                    Guaranteed Secured Senior Notes due 2017

                                    Series G

                                       and

                                   $97,500,000
                    Guaranteed Secured Senior Notes due 2017


                                    Series 0


                                  ------------

                             NOTE PURCHASE AGREEMENT

                                  ------------



                             Dated December 22, 1997

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Section 1. Authorization of Notes ............................................ 1

Section 2. Sale and Purchase of Notes ........................................ 1

Section 3. Closing ........................................................... 2

Section 4. Conditions to Closing ............................................. 2
    Section 4.1.  Representations and Warranties ............................. 2
    Section 4.2.  Performance; No Default .................................... 3
    Section 4.3.  Compliance Certificates .................................... 3
    Section 4.4.  Opinions of Counsel ........................................ 3
    Section 4.5.  Purchase Permitted by Applicable Law, etc. ................. 3
    Section 4.6.  Sale of Other Notes ........................................ 4
    Section 4.7.  Private Placement Number ................................... 4
    Section 4.8.  Changes in Partnership Structure ........................... 4
    Section 4.9.  Proceedings and Documents .................................. 4
    Section 4.10. Delivery of Other Related Documents and Search Results ..... 4
    Section 4.11. Payment of Special Counsel Fees ............................ 5
    Section 4.12. Subordination .............................................. 5
    Section 4.13. Real Estate Lease Agreement ................................ 5

Section 5. Representations and Warranties of the Issuer ...................... 6
    Section 5.1.  Organization; Power and Authority .......................... 6
    Section 5.2.  Authorization, etc. ........................................ 6
    Section 5.3.  Disclosure ................................................. 6
    Section 5.4.  Subsidiaries ............................................... 7
    Section 5.5.  Projections and Pro Forma Information ...................... 7
    Section 5.6.  Compliance with Laws, Other Instruments, etc. .............. 7
    Section 5.7.  Governmental Authorizations, etc. .......................... 7
    Section 5.8.  Litigation; Observance of Agreements, Statutes and Orders .. 8
    Section 5.9.  Taxes ...................................................... 8
    Section 5.10. Title to Property; Leases .................................. 8
    Section 5.11. Licenses, Permits, etc. .................................... 9
    Section 5.12. ERISA ...................................................... 9
    Section 5.13. Private Offering by the Issuer ............................. 9

    Section 5.14. Existing Indebtedness; Future Liens ....................... 10
    Section 5.15. Foreign Assets Control Regulations, etc. .................. 10
    Section 5.16. Status Under Certain Statutes ............................. 10
    Section 5.17. Environmental Matters ..................................... 10

Section 6. Representations of the Purchaser ................................. 11
    Section 6.1.  Purchase for Investment ................................... 11
    Section 6.2.  Source of Funds ........................................... 11
    Section 6.3.  Limited Recourse .......................................... 13

Section 7. Information as to the Issuer ..................................... 13
    Section 7.1.  Financial and Business Information ........................ 13
    Section 7.2.  Officer's Certificate ..................................... 16
    Section 7.3.  Inspection ................................................ 16

Section 8. Prepayment of the Notes .......................................... 17
    Section 8.1.  Required Payments ......................................... 17
    Section 8.2.  Optional Prepayments with Make-Whole Amount;
                  Purchases by Guarantors ................................... 17
    Section 8.3.  Allocation of Partial Prepayments ......................... 18
    Section 8.4.  Maturity; Surrender, etc. ................................. 19
    Section 8.5.  Purchase of Notes ......................................... 19
    Section 8.6.  Make-Whole Amount ......................................... 19
    Section.8.7.  Interest Rate ............................................. 21

Section 9. Affirmative Covenants ............................................ 21
    Section 9.1.  Compliance with Law ....................................... 21
    Section 9.2.  Insurance ................................................. 22
    Section 9.3.  Maintenance of Properties ................................. 22
    Section 9.4.  Payment of Taxes and Claims ............................... 22
    Section 9.5.  Partnership Existence, etc. ............................... 23
    Section 9.6.  Use of Proceeds, Margin Stock ............................. 23
    Section 9.7.  Payment of Distributions .................................. 23

Section 10. Negative Covenants
    Section 10.1. Transactions with Affiliates .............................. 25
    Section 10.2. Merger, Consolidation, etc. ............................... 25
    Section 10.3. Limitations on Liens ...................................... 26
    Section 10.4. Subsidiaries .............................................. 28
    Section 10.5. Limitations on Sale of Assets ............................. 28

    Section 10.6. Debt Service Coverage Ratio ............................... 28

Section 11. Events of Default ............................................... 29

Section 12. Remedies on Default, etc. ....................................... 31
    Section 12.1. Acceleration .............................................. 31
    Section 12.2. Other Remedies ............................................ 32
    Section 12.3. Rescission ................................................ 32
    Section 12.4. No Waivers or Election of Remedies, Expenses, etc. ........ 33

Section 13. Registration; Exchange; Substitution of Notes ................... 33
    Section 13.1. Registration of Notes ..................................... 33
    Section 13.2. Transfer and Exchange of Notes ............................ 33
    Section 13.3. Replacement of Notes ...................................... 34

Section 14. Payments on Notes ............................................... 35
    Section 14.1. Place of Payment .......................................... 35
    Section 14.2. Home Office Payment ....................................... 35

Section 15. Expenses, etc ................................................... 36
    Section 15.1. Transaction Expenses ...................................... 36
    Section 15.2. Survival .................................................. 36

Section 16. Survival of Representations and Warranties; Entire Agreement .... 37

Section 17. Amendment and Waiver ............................................ 37
    Section 17.1. Requirements .............................................. 37
    Section 17.2. Solicitation of Holders of Notes .......................... 38
    Section 17.3. Binding Effect, etc. ...................................... 38
    Section 17.4. Notes Held by Issuer, etc ................................. 38

Section 18. Notices ......................................................... 39

Section 19. Reproduction of Documents ....................................... 39

Section 20. Confidential Information ........................................ 40

Section        21.  Substitution of Purchaser ............................... 41

Section 22. Miscellaneous ................................................... 41
    Section 22.1. Successors and Assigns .................................... 41
    Section 22.2. Payments Due on Non-Business Days ......................... 42
    Section 22.3. Severability .............................................. 42
    Section 22.4. Construction .............................................. 42
    Section 22.5. Counterparts .............................................. 42
    Section 22.6. Governing Law ............................................. 42
    Section 22.7. Submission to Jurisdiction; Waivers ....................... 42
    Section 22.8. WAIVER OF JURY TRIAL ...................................... 43
    Section 22.9. Concerning the Collateral Agent ........................... 43


Schedule A       --   Information Relating to Purchasers
Schedule B       --   Defined Terms

Schedule 4.8     --   Changes in Partnership Structure
Schedule 5.3          Disclosure
Schedule 5.8     --   Litigation
Schedule 5.11    --   Licenses, Permits, etc.
Schedule 5.14    --   Existing Indebtedness; Future Liens
Schedule 5.17    --   Environmental Matters

EXHIBIT 1-A      --   Form of Series G Note
EXHIBIT 1-B      --   Form of Series O Note
EXHIBIT 4.4(a)        Form of Opinion of Special New York Counsel to the Issuer
EXHIBIT 4.4(b)   --   Form of Opinion of Special Alabama Counsel to the Issuer
EXHIBIT 4.4(c)   --   Form of Opinion of Counsel to Geon
EXHIBIT 4.4(d)   --   Form of Opinion of Counsel to Olin
EXHIBIT 4.4(e)        Form of Opinion of Special Counsel to the Purchasers
EXHIBIT 4.12     --   Subordination Agreement
EXHIBIT 18       --   Notices

                        SUNBELT CHLOR ALKALI PARTNERSHIP

                    Guaranteed Secured Senior Notes due 2017


                                                               December 22, 1997


TO EACH OF THE PURCHASERS LISTED IN
         THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

          SUNBELT CHLOR ALKALI PARTNERSHIP, a Delaware general partnership (the "Issuer"), agrees with you as follows:
 ------
          Section 1. Authorization of Notes. The Issuer will authorize the issue
                     ----------------------
and sale of (a) $97,500,000 aggregate principal amount of its Guaranteed Secured Senior Notes due 2017, Series G, which are guaranteed by Geon pursuant to the Geon Guarantee (the "Series G Notes") and (b) $97,500,000 aggregate principal
                     --------------
amount of its Guaranteed Senior Notes due 2017, Series O, which are guaranteed by Olin pursuant to the Olin Guarantee (the "Series O Notes") (the Series G
                                             --------------
Notes and the Series O Notes are collectively referred to as the "Notes", the
                                                                  -----
terms Series G Notes, Series O Notes and Notes to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Series G Notes shall be substantially in the form set out in Exhibit 1-A and the Series O Notes shall be substantially in the form set out in Exhibit 1-B, each with such changes therefrom, if any, as may be approved by you and the Issuer. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

          Section 2. Sale and Purchase of Notes. Subject to the terms and
                     --------------------------
conditions of this Agreement, the Issuer will issue and sell to you and you will purchase from the Issuer, at the Closing provided for in Section 3, Series G Notes and Series O Notes in identical principal amounts as specified opposite your name in Schedule A at the purchase price of 100% of the principal amounts thereof. Contemporaneously with entering into this Agreement, the Issuer is entering into separate Note Purchase Agreements (the "Other Agreements")
                                                      ----------------
identical with this Agreement with each of the other
purchasers named in Schedule A (the "Other Purchasers"), providing for the sale
                                     ----------------
at such Closing to each of the Other Purchasers of Series G Notes and Series 0 Notes in identical principal amounts as specified opposite its name in Schedule
A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

          Section 3. Closing. The sale and purchase of the Notes to be purchased
                     -------
by you and the Other Purchasers shall occur at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022 at 9:00 a.m., New York City time, at a closing (the "Closing") on December __, 1997 or on such other
                         -------
Business Day thereafter as may be agreed upon by the Issuer and you and the Other Purchasers. At the Closing the Issuer will deliver to you the Series G Notes and the Series 0 Notes to be purchased by you in the form of a single Series G Note (or such greater number of Series G Notes in denominations of at least $1,000,000 as you may request) and a single Series 0 Note (or such greater number of Series 0 Notes in denominations of at least $1,000,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer to account number 873003-1-394, at Wachovia Bank of North Carolina, NA., 100 N. Main Street, P.O. Box 3099, Winston Salem, NC 27150, ABA # 0531-0049-4, Account Name:
Sunbelt Chlor Alkali Partnership. If at the Closing the Issuer shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your reasonable satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement without thereby waiving any rights you may have by reason of such failure of such nonfulfillment.

          Section 4. Conditions to Closing. Your obligation to purchase and pay
                     ---------------------
for the Notes to be sold to you at the Closing is subject to the fulfillment to your reasonable satisfaction, prior to or at the Closing, of the following conditions:

          Section 4.1. Representations and Warranties. The representations and
                       ------------------------------
warranties of each Obligor in this Agreement and each Related Document shall be correct in all material respects when made and at the time of the Closing.

          Section 4.2. Performance; No Default. Each Obligor shall have
                       -----------------------
performed and complied with all agreements and conditions contained in this Agreement and each other Related Document required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 9.6) no Default, Event of Default, Guarantor Default, or Guarantor Event of Default shall have occurred and be continuing. The Issuer shall not have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10.1, Section 10.2, Section 10 3, Section 10.4, or Section 10.5 hereof had such Sections applied since such date.

          Section 4.3. Compliance Certificates.
                       -----------------------

          (a)  Officer's Certificate. Each Obligor shall have delivered to you
               ---------------------
an Officer's Certificate, dated as of the date of the Closing, certifying that the conditions applicable to it specified in Section 4.1, Section 4.2 and
Section 4.8 have been fulfilled.

          (b)  Secretary's Certificate. Each Obligor shall have delivered to you
               -----------------------
a certificate certifying as to the resolutions attached thereto and other partnership or corporate proceedings relating to the authorization, execution and delivery of the Related Documents to which it is a party.

          Section 4.4. Opinions of Counsel. You shall have received opinions in
                       -------------------
form and substance reasonably satisfactory to you, dated the date of the Closing from (a) Cravath, Swaine & Moore, special New York counsel to the Issuer
      -
substantially in the form of Exhibit 4.4(a), (b) Sirote & Permutt, special
                                              -
Alabama counsel to the Issuer substantially in the form of Exhibit 4.4(b), (c)
                                                                            -
General Counsel of Geon substantially in the form of Exhibit 4.4(c), (d) Johnnie
                                                                      -
M. Jackson, Esq., Vice President, General Counsel and Secretary of Olin substantially in the form of Exhibit 4.4(d), and (e) Debevoise & Plimpton, your special counsel, substantially in the form of Exhibit 4.4(e).

          Section 4.5. Purchase Permitted by Applicable Law, etc. On the date of
                       -----------------------------------------
the Closing your purchase of Notes shall (i) be permitted by the laws and
                                          -
regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment (ii) not violate any applicable law or
                                        --
regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax,
                                              ---
penalty or liability under or pursuant to any applicable law or regulation.

which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

          Section 4.6. Sale of Other Notes. Contemporaneously with the Closing,
                       -------------------
the Issuer shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

          Section 4.7. Private Placement Number. A Private Placement Number
                       ------------------------
issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each of the Series G Notes and the Series 0 Notes.

          Section 4.8. Changes in Partnership Structure. Except as specified in
                       --------------------------------
Schedule 4.8, (a) no Obligor shall have changed its jurisdiction of
               -
organization, (b) the Issuer has not been a party to any merger or consolidation
               -
and shall not have succeeded to the liabilities of any other entity and (c)
                                                                         -
neither Guarantor has been a party to any merger or consolidation and shall not have succeeded to the liabilities of any other entity in an aggregate amount exceeding $10,000,000, at any time following the date of the Memorandum.

          Section 4.9. Proceedings and Documents. All corporate, partnership and
                       -------------------------
other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

          Section 4.10. Delivery of Other Related Documents and Search Results
                        ------------------------------------------------------
(a) Each Guarantor shall have executed and delivered its Guarantee, and each Guarantee shall be in full force and effect.

          (b) The Issuer and the Collateral Agent shall have executed and delivered the Collateral Agreement and such Collateral Agreement shall be in full force and effect, and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Purchasers to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the holders of the Notes a valid, legal and perfected first priority security interest in the

Collateral (subject to any prior or equal Liens permitted by Section 10.3) shall have been delivered to the Purchasers.

          (c) The Issuer shall have delivered to the Purchasers the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Issuer in the states (or other jurisdictions) in which the chief executive office of the Issuer is located, any offices of the Issuer in which records are kept relating to Accounts (as defined in the Collateral Agreement), and the other jurisdictions in which Uniform Commercial Code filings (or equivalent filings) are to be made pursuant to the Collateral Agreement, together with copies of financing statements (or similar documents) disclosed by such search.

          (d) The Issuer and the Collateral Agent shall have executed and delivered the Mortgage, together with (i) evidence of reasonably satisfactory
                                       -
arrangements for the completion of all recordings and filings of the Mortgage as may be necessary, or in the reasonable opinion of the Required Holders, desirable to effectively create a valid, perfected first priority Lien against the properties purported to be covered thereby; and (ii) mortgagee's title
                                                     --
insurance policies in favor of the Collateral Agent and the holders of the Notes in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Required Holders, with respect to the property purported to be covered by the Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute a valid first priority Lien thereon free and clear of all defects and encumbrances other than Liens permitted by this Agreement or any other Related Document, and such policies shall also include such other endorsements as the Required Holders shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon.

          Section 4.11. Payment of Special Counsel Fees. Without limiting the
                        -------------------------------
provisions of Section 15.1, the Issuer shall have paid on or before the Closing the fees, charges and disbursements of your special counsel, Debevoise & Plimpton, to the extent reflected in a reasonably detailed statement of such counsel rendered to the Issuer at least three Business Days prior to the Closing.

          Section 4.12. Subordination. Each of Olin, Geon, the Issuer and each
                        -------------
Partner shall have delivered to you a subordination agreement in the form attached as Exhibit 4.12 (each, a "Subordination Agreement").

          Section 4.13. Real Estate Lease Agreement. The Real Estate Lease
                        ---------------------------
Agreement shall be amended so that it is reasonably satisfactory to you.

          Section 5. Representations and Warranties of the Issuer. The Issuer
                     --------------------------------------------
represents and warrants to you that:

          Section 5.1. Organization; Power and Authority. The Issuer is a
                       ---------------------------------
general partnership duly organized, validly existing and in good standing under the laws of Delaware, and is duly qualified as a foreign partnership and is in good standing in each jurisdiction in which such qualification is required by law (including, without limitation, Alabama), other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect. The Issuer has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the other Issuer Related Documents and to perform the provisions hereof and thereof.

          Section 5.2. Authorization, etc. This Agreement and the Other
                       ------------------
Agreements and the other Issuer Related Documents have been duly authorized by all necessary partnership action on the part of the Issuer and all necessary corporate action on the part of the Partners, and this Agreement constitutes, and upon execution and delivery thereof, each Note and other Issuer Related Document will constitute, a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency,
                                  -
reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of
                                 --
whether such enforceability is considered in a proceeding in equity or at law).

          Section 5.3. Disclosure. The Issuer, through its agent, Citicorp
                       ----------
Securities, Inc., has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated August 27, 1997, as supplemented by Supplement No. 1 (the "Memorandum"), relating to the transactions contemplated
                       ----------
hereby. The Issuer Portions of the Memorandum fairly describe, in all material respects, the general nature of the business and principal properties of the Issuer. Except as disclosed in Schedule 5.3, this Agreement, the Issuer Portions of the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Issuer in connection with the transactions contemplated hereby, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in
Schedule 5.3, or in one of the documents, certificates or other writings identified in Schedule 5.3 and delivered to you. since August 27, 1997, there has been no Issuer Material Adverse Effect. There is no fact known to the Issuer that could reasonably be expected to have an Issuer Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Issuer specifically for use in connection with the transactions contemplated hereby.

         Section 5.4. Subsidiaries. The Issuer has no Subsidiaries.
                      ------------

         Section 5.5. Projections and Pro Forma Information. It is understood
                      -------------------------------------
that no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions which are contained in the Issuer Portions of the Memorandum or any other document, certificate or other presentation given to you, nor concerning the assumptions on which they were based, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (i) such forecasts, estimates, pro forma information,
                            -
projections and statements were based on the good faith assumptions of the Issuer, and (ii) such assumptions were believed by the Issuer to be reasonable.
             --
Such forecasts, estimates, pro forma information and statements, and the assumptions on which they were based, may or may not prove to be correct. It is understood that the projections prepared by Probe Economics, Inc ("Probe") for 2003 and beyond which are contained in the Memorandum are based in large part on information developed by Probe from independent third party sources.

          Section 5.6. Compliance with Laws, Other Instruments, etc. The
                       --------------------------------------------
execution, delivery and performance by the Issuer of this Agreement and the other Issuer Related Documents will not (i) contravene, result in any breach of,
                                         -
or constitute a default under, or result in the creation of any Lien in respect of any property of the Issuer under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, partnership agreement, or any other agreement or instrument to which the Issuer is bound or by which the Issuer or any of its properties may be bound or affected (other than a Lien created by or permitted by this Agreement or any other Related Document), (ii) conflict with
                                                             --
or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Issuer or (iii) violate any provision of any statute
                                       ---
or other rule or regulation of any Governmental Authonry applicable to the Issuer except where such contraventions, breaches, defaults, Liens, conflicts or violations would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

          Section 5.7. Governmental Authorizations, etc. No consent, approval or
                       --------------------------------
authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Issuer of this

Agreement or the other Issuer Related Documents, except for filing of the Mortgage and the actions contemplated in Section 3.2 of the Collateral Agreement, or except where failure to make or do such consents, approvals, authorizations, registrations, filings or declarations, would not, individually or in the aggregate, be reasonably expected to have an Issuer Material Adverse Effect.

          Section 5.8. Litigation; Observance of Agreements, Statutes and
                       --------------------------------------------------
Orders. (a) Except as disclosed in Schedule 5.8, there are no actions, suits or
------
proceedings pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any property of the Issuer in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have an Issuer Material Adverse Effect.

          (b) The Issuer is not in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have an Issuer Material Adverse Effect.

          Section 5.9. Taxes. The Issuer (i) has filed all tax returns required
                       -----              -
to have been filed in any jurisdiction, (ii) has paid all taxes, assessments,
                                         --
levies or governmental charges required to have been paid and (iii) has withheld
                                                               ---
all taxes, assessments, levies or governmental charges required to have been withheld and has paid such withheld taxes, assessments, levies or governmental charges to the appropriate Governmental Authority, except for any taxes, assessments, levies or governmental charges (x) the amount, applicability or
                                             -
validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Issuer has established adequate reserves in accordance with GAAP; or (y) where the failure to so file, so
                                      -
withhold or so pay would not, individually or in the aggregate, be reasonably likely to have an Issuer Material Adverse Effect. The Issuer knows of no basis for any other tax or assessment that could reasonably be expected to have an Issuer Material Adverse Effect. The charges, accruals and reserves on the books of the Issuer in respect of federal, state or other taxes for all fiscal periods are adequate. The Issuer has elected to be taxed as a partnership for U.S. federal income tax purposes.

          Section 5.10. Title to Property, Leases. The Issuer has good and
                        -------------------------
sufficient title to its properties that individually or in the aggregate are Material, in each case free and clear of Liens except as otherwise permitted by this Agreement, the Collateral Agreement or the Mortgage. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all Material respects and the Issuer is not in default thereunder.

          Section 5.11. Licenses, Permits, etc. Except as disclosed in Schedule
                        ----------------------
5.11

          (a) the Issuer owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (b) to the best knowledge of the Issuer, no product of the Issuer infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person, except to the extent duly licensed to Issuer; and

          (c) to the best knowledge of the Issuer, there is no Material violation by any Person of any right of the Issuer with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Issuer.

          Section 5.12. ERISA. The Issuer has no Plans. The purchase of the
                        -----
Notes and the holding of the Notes will not involve a prohibited transaction (within the meaning of section 4975 of the Code or section 406 of ERISA) that could subject the Issuer to any tax or penalty on prohibited transactions imposed under section 4975 of the Code or section 502(i) of ERISA. The representation by the Issuer in the preceding sentence is made in reliance upon the accuracy of the Purchasers' representations in Section 6.2 hereof as to the sources of the funds used to pay the purchase price of the Notes to be purchased by the Purchasers.

          Section 5.13. Private Offering by the Issuer. Neither the Issuer nor
                        ------------------------------
anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 29 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Issuer nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

          Section 5.14. Existing Indebtedness; Future Liens. (a) Except as
                        -----------------------------------
described therein, Schedule 5.14 sets forth a complete and correct list of all outstanding Indebtedness of the Issuer as of December 18, 1997, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Issuer. The Issuer is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Issuer and no event or condition exists with respect to any Indebtedness of the Issuer that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Except as disclosed in Schedule 5.14 hereto or Schedule 5 to the Collateral Agreement, the Issuer has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien other than Liens permitted by Section 10.3.

          Section 5.15. Foreign Assets Control Regulations, etc. Neither the
                        ---------------------------------------
sale of the Notes by the Issuer hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

          Section 5.16. Status Under Certain Statutes. The Issuer is not subject
                        -----------------------------
to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

          Section 5.17. Environmental Matters. Except as disclosed in Schedule
                        ---------------------
5.17, no Venture Manager of the Issuer, no Responsible Officer of the Issuer and no member of the Management Committee of the Issuer has any knowledge of any material claim or of any facts which could reasonably be expected to give rise to a material claim and no proceeding has been instituted, raising any material claim against the Issuer or any of its real properties now or formerly owned, leased or operated by it or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in an Issuer Material Adverse Effect.

          Except as otherwise disclosed in Schedule 5.17,

          (a)  the Issuer

               (i) has not treated any Hazardous Materials on real properties now or formerly owned, leased or operated by it, except as permitted under Environmental Law,

               (ii) has not stored any Hazardous Materials on real properties now or formerly owned, leased or operated by it and has not disposed of any Hazardous Materials, in each case, in a manner contrary to any Environmental Laws, and

               (iii) has not generated or disposed of, or caused the release of, any Hazardous Materials on or from any property, currently or formerly owed, leased or operated by it in a manner, or at levels, that could reasonably be expected to lead to liability under Environmental Laws, in each case in any manner that could reasonably be expected to result in an Issuer Material Adverse Effect; and

          (b) all buildings, properties and facilities currently owned, leased or operated by the Issuer are in compliance with Environmental Laws, except where failure to comply could not reasonably be expected to result in an Issuer Material Adverse Effect.

          Section 6. Representations of the Purchaser.
                     --------------------------------

          Section 6.1. Purchase for Investment. You represent that you are
                       -----------------------
purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of
                                             --------
your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes.

          Section 6.2. Source of Funds. You represent that at least one of the
                       ---------------
following statements is an accurate representation as to each source of funds (a "Source")
 ------
to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

          (b)  the Source is either (i) an insurance company pooled separate
                                     -
     account, within the meaning of Prohibited Transaction Exemption ("PTE")
                                                                       ---
     90-1 (issued January 29, 1990, or (ii) a bank collective investment fund,
                                        --
     within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Issuer in writing pursuant to this clause (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Issuer and (i) the identity of
                                                              -
     such QPAM has been disclosed to the Issuer in writing pursuant to this clause (c); or

          (d)  the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this clause (e); or

          (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

          (g) the Source is an insurance company general account in respect of which the reserves and liabilities for the general account contract(s) held by or on behalf of any Benefit Plan (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) together with the amount of
                         ---------------------
     the reserves and liabilities for the general account contract(s) held by or on behalf of any other Benefit Plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization (as defined by the NAIC Annual Statement) in the general account do not exceed ten percent (10%) of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurance company.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

          Section 6.3. Limited Recourse. You acknowledge and agree that (a)
                       ----------------                                  -
recourse for payment of the obligations of the Issuer under the Issuer Related Documents shall be limited to the Issuer and its assets (and excluding any assets of the Partners which are not assets of the Issuer), and (b) the
                                                                 -
Guarantors shall not be liable, directly or indirectly, for the payment of the obligations of the Issuer under the Issuer Related Documents, except as solely and expressly provided in their respective Guarantees.

          Section 7. Information as to the Issuer.
                     ----------------------------

          Section 7.1. Financial and Business Information. The Issuer shall
                       ----------------------------------
deliver to each holder of Notes that is an Institutional Investor:

          (a)  Quarterly Statements -- within 75 days after the end of each
               --------------------
     quarterly fiscal period in each fiscal year of the Issuer (other than the last quarterly fiscal period of each such fiscal year), a copy of,

               (i) a balance sheet of the Issuer as at the end of such quarter, and

               (ii) statements of income, changes in partners' capital and cash flows of the Issuer, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Responsible Officer of the Issuer as fairly presenting, in all material respects, the financial position of the entity being reported on and its results of operations and cash flows, subject to changes resulting from year-end adjustments;

          (b)  Annual Statements -- within 105 days after the end of each fiscal
               -----------------
     year of the Issuer, a copy of,

               (i) a balance sheet of the Issuer, as at the end of such year, and

               (ii) statements of income, changes in partners' capital and cash flows of the Issuer for such year,

      setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

          (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the entity being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

          (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);

          (c) Notice of Default or Event of Default -- promptly, and in any
              -------------------------------------
     event within five Business Days after the Venture Manager of the Issuer, any Responsible Officer of the Issuer or any member of the Management Committee of the Issuer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Issuer is taking or proposes to take with respect thereto;

          (d)  Notices from Governmental Authority -- promptly, and in any event
               -----------------------------------
     within 30 days of receipt thereof, copies of any notice to the Issuer from any Person (including without limitation Federal or state Governmental Authority) relating to any notice, claim, decree, order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

          (e)  Requested Information -- with reasonable promptness, such other
               ---------------------
     data and information relating to the business, operations, affairs, financial condition, assets or properties of the Issuer or relating to the ability of the Issuer to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

          (f)  Delivery of Documents Pursuant to the Operating Agreement --
               ---------------------------------------------------------
     promptly, and in any event within 30 days of their becoming available, each Operating Budget (together with actual figures, if any, for the prior fiscal year) pursuant to Section 2.04(d) of the Operating Agreement and each Capital Expenditure Budget (together with actual figures, if any, for the prior fiscal year) pursuant to Section 2.04(e) of the Operating Agreement.

          (g)  Amendments of Contracts -- promptly, and in any event within 30
               -----------------------
     days of their execution, each written supplement, variation of, and other document signed by one or more of the parties thereto affecting the rights of the parties under each of the Contracts listed in Schedule 7 to the Collateral Agreement.

          Section 7.2. Officer's Certificate. Each set of financial statements
                       ---------------------
delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof:

          (a)  Covenant Compliance -- shall be accompanied by a certificate of a
               -------------------
     Responsible Officer of the Issuer setting forth the information (including detailed calculations) required in order to establish whether the Issuer was in compliance with the requirements of Section 10.5 hereof, during the quarterly or annual period covered by the statements then being furnished (including with respect to such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence); and

          (b)  Event of Default -- shall be accompanied by a certificate of the
               ----------------
     Responsible Officer of the Issuer setting forth a statement that such Responsible Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Issuer from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Issuer to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Issuer shall have taken or proposes to take with respect thereto.

          Section 7.3. Inspection. The Issuer shall permit the representatives
                       ----------
of each holder of Notes that is an Institutional Investor:

          (a)  No Event of Default -- if no Default, Event of Default, Guarantor
               -------------------
     Default or Guarantor Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Issuer, and at reasonable intervals (not to exceed one instance as to such holder, in each calendar year), to visit the principal executive office of the Issuer, to discuss the affairs, finances and accounts of the Issuer with representatives of the Issuer, and (with the consent of the Issuer, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Issuer, which consent will not be unreasonably withheld) to visit the other offices and properties of the Issuer, all at such reasonable times and as often as may be reasonably requested in writing; and

          (b)  Event of Default -- if a Default, Event of Default, Guarantor
               ----------------
     Default or Guarantor Event of Default then exists, at the expense of the Issuer to visit and inspect any of the offices or properties of the Issuer, to examine all of its books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its Venture Manager, other representatives of the Issuer, the independent public accountants of the Issuer (and by this provision the Issuer authorizes such accountants to discuss the affairs, finances and accounts of the Issuer), all at such times and as often as may be requested, provided that the Issuer shall not be required to disclose information from a
--------
non-affiliated third party which is subject to a confidentiality agreement nor waive any reasonable claim of privilege and provided further that if no Default,
                                            -------- -------
Event of Default, Guarantor Default or Guarantor Event of Default then exists, the holders will attempt in good faith to coordinate their inspections so as not to cause an unnecessary burden on the Issuer.

          Section 8. Prepayment of the Notes.
                     -----------------------

          Section 8.1. Required Payments. On December 22 of each year, beginning
                       -----------------
December 22, 2002 and ending December 22, 2017, the Issuer will repay one-sixteenth of the original principal amount of each Note then outstanding (or such lesser principal amount as shall then be outstanding) at par and without payment of the Make-Whole Amount or any premium; provided, however, that upon
                                                 --------  -------
any partial prepayment of the Notes pursuant to Section 8.2 (other than subsection (d) thereof) or purchase of the Notes permitted by Section 8.5, the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

          Section 8.2. Optional Prepayments with Make-Whole Amount; Purchases by
                       ---------------------------------------------------------
Guarantors. (a) The Issuer may, at its option, upon notice as provided below,
----------
prepay at any time all, or from time to time any part of, the Notes, at 100% of the principal amount so prepaid, plus accrued and unpaid interest on the principal amount so prepaid and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.

          (b) Either Guarantor and any Affiliate of either Guarantor may, at its option, upon notice as provided below, purchase at any time all, or from time to time any part of, the Notes, at 100% of the principal amount so purchased, plus accrued and unpaid interest on the principal amount so purchased and the Make-Whole Amount determined for the purchase date with respect to such principal amount.

          (c) Except with respect to optional repurchases of Notes pursuant to an Effective Cure, the Issuer or the applicable Guarantor, as the case may be, will give each holder of Notes written notice of each optional prepayment or purchase under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment or purchase. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid or purchased on such date, the principal amount of each Note held by such holder to be prepaid or purchased (determined in accordance with Section 8.3), and the interest to be paid on the prepayment or purchase date with respect to such principal amount being prepaid or purchased, and shall be accompanied by a certificate of a Responsible Officer as to the estimated Make-Whole Amount due in connection with such prepayment or purchase (calculated as if the date of such notice were the date of the prepayment or purchase), setting forth the details of such computation. Two Business Days prior to such prepayment or purchase, the Issuer or the Guarantor, as the case may be, shall deliver to each holder of Notes a certificate of a Responsible Officer specifying the calculation of such Make-Whole Amounts as of the specified prepayment or purchase date.

          (d)  If a Guarantor requests a Guarantor Transfer pursuant to Section
5.5 of the applicable Guarantee, and 80% or more of the holders of the Notes consent to such Guarantor Transfer, (i) the Issuer may, at its option, upon
                                     -
notice as provided above, prepay the Notes of such nonconsenting holders, or
(ii) such Guarantor or Affiliate of such Guarantor or the Person succeeding to
 --
such Guarantor in a Guarantor Transfer (or its Affiliate) may, at its option, upon notice as provided above, purchase the Notes of such nonconsenting holders, in each case at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount.

          (e) Each of the holders of a Note agrees to sell to any Guarantor or Person succeeding to a Guarantor as descnbed in Section 8.2(d)(ii) or any Affiliate of any thereof pursuant to this Section 82 or Section 2.2 of such Guarantor's Guarantee, all, or from time to time, any part of, its Notes, at a purchase price equal to 100% of the principal amount so purchased, plus accrued and unpaid interest on the principal amount so purchased and the Make-Whole Amount (if any) with respect to such principal amount of Notes so purchased, as provided in this Section 8.2 or such Section 22.

          Section 8.3. Allocation of Partial Prepayments. (a) In the case of
                       ---------------------------------
each partial prepayment or purchase of the Notes (pursuant to Section 8.2 (other than subsection (d) thereof), the principal amount of the Notes to be prepaid or purchased shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayments or purchase.

          (b)  In the case of each partial prepayment of the Notes pursuant to
Section 8.2(d), the prepayment amount shall be allocated to repay in full all of the Notes of such nonconsenting holders of Notes.

          Section 8.4. Maturity; Surrender, etc. In the case of each prepayment
                       ------------------------
of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall thereafter be surrendered to the Issuer and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

          Section 8.5. Purchase of Notes. The Issuer will not purchase, redeem,
                       -----------------
prepay or otherwise acquire, directly or indirectly, any or all of the outstanding Notes except upon the purchase, redemption, payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or pursuant to an offer made pro rata and on the same terms to the holders of all the Notes. The Issuer will promptly cancel all Notes acquired by it pursuant to any purchase, redemption, payment or prepayment of Notes pursuant to any provision of this Agreement.

          Section 8.6. Make-Whole Amount. The term "Make-Whole Amount" means,
                       -----------------            -----------------
with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that
                                                                 --------
the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of
           ----------------
     such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires

          "Discounted Value" means, with respect to the Called Principal of any
           ----------------
     Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of
           ------------------
     any Note, 0.50% over the yield to maturity implied by (i) the average of
                                                            -
     the bid and offer yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the Page indicated on "PX" on the Bloomberg Financial Market Service (or such other display as may replace Pages indicated on "PX" on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields
                                                              --
     are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or
     any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill
                                           -
     quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded
                   -                                  -
     U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security
                                 -
     with the duration closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal,
           ----------------------
     the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products
                  -                              --
     obtained by multiplying (a) the principal component of each Remaining
                              -
     Scheduled Payment with respect to such Called Principal by (b) the number
                                                                 -
     of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called
           ----------------------------
     Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date
                             --------
     on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

          "Settlement Date" means, with respect to the Called Principal of any
           ---------------
     Note, the date on which such Called Principal is to be prepaid pursuant to
     Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          Section 8.7. Interest Rate. (a) Except as set forth in clause (b),
                       -------------
interest on the unpaid principal of the Notes shall accrue at a rate equal to 7.23% per annum (computed on the basis of a 360-day year of twelve 30-day months), payable semiannually in arrears on each June 22 and December 22, commencing on June 22, 1998.

          (b) All overdue amounts of principal, interest, Make-Whole Amount or any other amount shall bear interest at the Default Rate, payable on demand by the holder of the relevant Note.

          Section 9. Affirmative Covenants. The Issuer covenants that so long as
                     ---------------------
any of the Notes are outstanding:

          Section 9.1. Compliance with Law. The Issuer will comply with all
                       -------------------
laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, except to the extent that it is contesting in good faith its obligation to so comply, obtain or maintain before the appropriate Governmental Authority, in each case to the extent necessary to ensure that noncompliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect.

          Section 9.2. Insurance. (a) The Issuer will maintain, with financially
                       ---------
sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto in accordance with GAAP) as is prudent in the case of entities of established reputations engaged in the same or a similar business and similarly situated ("Prudent"). Such insurance will insure the Issuer, the Collateral Agent and the holders against liability for personal injury and property damage relating to the Collateral.

          (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (ii) name the Collateral Agent as an additional insured party or lost payee, (iii) include deductibles as are Prudent and (iv) provide that upon any casualty or condemnation resulting in a claim under an insurance policy or insurance policies in excess of $15,000,000, then such amount shall be given to the Collateral Agent to be applied as set forth in Section 4.7(b) of the Collateral Agreement.

          (c) The Grantor shall deliver to the Collateral Agent and the holders reports of one or more reputable insurance brokers of the individual insurance companies with respect to such insurance as the Collateral Agent may from time to time reasonably request.

          Section 9.3. Maintenance of Properties. Subject to Section 10.5, the
                       -------------------------
Issuer will maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent
                                 --------
the Issuer from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Issuer has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect.

          Section 9.4. Payment of Taxes and Claims. The Issuer (i) will file all
                       ---------------------------
tax returns required to be filed in any jurisdiction. ii) will pay all taxes, assessments, levies or governmental charges required to be paid and (iii) will withhold all taxes, assessments, levies or governmental charges required to be withheld and will pay such withheld taxes, assessments, levies or governmental charges to the appropriate Governmental Authority, except for any taxes, assessments, levies or governmental charges the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Issuer has established adequate reserves in accordance with GAAP or where the failure to so file, so withhold or so pay would not, individually or in the aggregate, be reasonably expected to have an Issuer Material Adverse Effect.

          Section 9.5. Partnership Existence, etc. The Issuer will at all times
                       --------------------------
preserve and keep in full force and effect its existence as a partnership. Subject to Section 10.2 and Section 10.5, the Issuer will at all times preserve and keep in full force and effect all rights and franchises of the Issuer unless, in the good faith judgment of the Issuer, the termination of or failure to preserve and keep in full force and effect such partnership existence, right or franchise could not, individually or in the aggregate, have an Issuer Material Adverse Effect.

          Section 9.6. Use of Proceeds; Margin Stock. Proceeds from the sale of
                       -----------------------------
the Notes will be used by the Issuer (a) to return capital to the Guarantors for
                                      -
amounts advanced by them for expenditures incurred in the construction of the Issuer's facilities and the purchase of railcars; (b) to make additional capital
                                                   -
expenditures to complete construction of the Issuer's facilities and to purchase more railcars; (c) for start-up costs associated with the Issuer's facilities;
                -
and (d) general purposes of the Issuer. No part of the proceeds from the sale of
     -
the Notes hereunder will be used directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Issuer in a violation of Regulation X of such Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of such Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in such Regulation G.

          Section 9.7. Payment of Distributions. Nothing in this Agreement or
                       ------------------------
any Related Document shall be construed to limit the ability of the Issuer to declare, pay or make, directly or indirectly, any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any partnership interest or set aside any amount for any such purpose (collectively, "Distributions"); provided, however, that upon
                                 -------------    --------  -------
the occurrence and during the continuation of any Event of Default or any Guarantor Event of Default with respect to a Guarantor, any Distributions payable to the defaulting Guarantor or its Subsidiary Partner (in the case of a Guarantor Event of Default) or any Guarantor or its Subsidiary Partner (in the case of an Event of Default) shall be payable only in the form of promissory notes (a) which have an initial principal amount equal to the amount that would
       -
otherwise have been payable in cash as a distribution to such Guarantor or its

Subsidiary Partner, (b) which bear interest at a rate per annum equal to the
                     -
rate borne by one-month United States treasury obligations, reset on the first business day of every month, (c) which neither permit nor require any payments
                              -
of principal or interest to become due until the earlier of (1) a cure or waiver
                                                             -
of such Guarantor Event of Default or Event of Default, or (2) the payment in
                                                            -
full of the Notes, and (d) which by their terms are fully subordinated in
                        -
accordance with the Subordination Agreement after the occurrence and during the continuation of any Guarantor Event of Default or Event of Default to the prior payment in full in cash of the Notes (including without limitation interest accruing at the then applicable rate provided in the Note Purchase Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings related to the Issuer whether or not a claim for post filing or post petition interest is allowed in such proceeding).

          Section 9.8 Post-Closing Survey: Title Insurance. As promptly as
                      ------------------------------------
practicable and in any event prior to six (6) months from and after the date hereof, the Issuer, at its sole cost and expense, shall deliver to you (a) an
                                                                        -
ALTA survey (setting forth items 1 through 4, 6 through 11 and 13 of ALTA Table
A), certified to you and First American Title Insurance Company (the "Title Company") for the Real Property (as defined in the Mortgage), which shall show the location of all of the improvements located on the Real Property and be satisfactory to the Title Company for the purposes of deleting the survey exception on Schedule B to the Title Policy (as defined in the Collateral Agreement) and of issuing the endorsements described in clause (b), and (b)
                                                                         -
endorsements (i) in the ALTA 9 form (the Leasehold Lender's Comprehensive
              -
Endorsement) (to the extent reasonably practicable), (ii) insuring that the Real
                                                      --
Property has access to Industrial Road, which is a publicly dedicated road,
(iii) insuring that the Real Property is the same property that is depicted on
 ---
the survey delivered pursuant to clause (a), and (iv) to the extent necessary if
                                         -        --
the survey shows that the Real Property is made up of more than one property lot, insuring the contiguity of such lots. If the survey delivered pursuant to this paragraph shall disclose any state of facts or defects which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the operation or value of the Real Property and/or the other Collateral located thereon, the Issuer shall, at its sole cost and expense, commence and pursue with due diligence to completion any corrective action that may be necessary or that the holders of at least a majority in principal amount of the Notes outstanding may reasonably request to remove such state of facts or defects and receive the above-described endorsements to the Title Policy and, in any such circumstance, the Issuer shall remove such state of facts or defects not later than 120 days following the receipt of such survey. For purposes of the preceding sentence, any state of facts or defects revealed by the survey which (x) prevents the Title Company from issuing the above-described
       -
endorsements to the Title Policy and (y) the holders of at least a majority in
                                      -
principal amount of the Notes outstanding request to be removed, shall be conclusively deemed to be reasonably expected to have a material adverse effect on the operation or value of the Real Property and/or the other Collateral located thereon.

          Section 10. Negative Covenants. The Issuer covenants that so long as
                      ------------------
any of the Notes are outstanding:

          Section 10.1. Transactions with Affiliates. The Issuer will not enter
                        ----------------------------
into directly or indirectly any Material transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate except (i) with either Guarantor or any Subsidiary of a Guarantor or (ii) in the ordinary course and pursuant to the reasonable requirements of the Issuer's business and upon fair and reasonable terms no less favorable to the Issuer than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

          Section 10.2. Merger, Consolidation, etc. The Issuer shall not
                        --------------------------
consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Issuer as an entirety, as the case may be, shall be a solvent corporation, limited liability company or partnership organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Issuer is not such corporation, limited liability company or partnership, such corporation, limited liability company or partnership (i) shall have
                                                            -
     executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements, the Notes and the Issuer Related Documents and (ii) shall have caused to be delivered to each holder of any
                    --
     Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

          (b) unless otherwise released by the Noteholders, each Guarantor shall have delivered to each holder an executed confirmation from such Guarantor that such Guarantee continues to be valid, binding and enforceable, and

          (c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Issuer shall have the effect of releasing the Issuer or any successor entity that shall theretofore have become such in the manner prescribed in this Section
10.2 from its liability under this Agreement or the Notes.

          Section 10.3. Limitations on Liens. The Issuer will not directly or
                        --------------------
indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien securing any Indebtedness on or with respect to any property or asset, except permitted liens as follows:

          (i) with respect to any Expansion, unless the Issuer elects otherwise as provided in clause (vi)(B) of this Section, Liens granted in connection with Expansion Debt relating to such Expansion; provided, however, that
                                                     --------  -------

               (A) the Issuer shall make, or cause to be made, effective provision whereby the Notes will be equally and ratably secured by Liens on the relevant Expansion Property so long as such Expansion Debt shall be so secured, such security to be pursuant to the Collateral Agreement;

               (B) unless the Issuer and the Expansion Lenders agree otherwise, Liens on the Collateral in favor of the Expansion Lenders to secure such Expansion Debt shall be equal and ratable Liens of the same priority as of the Liens on the Collateral which secure the Notes, such security to be pursuant to the Collateral Agreement; and

               (C) the initial principal amount of Expansion Debt will not exceed 95% of the cost of the Expansion (including financing costs);

          (ii) Liens for property taxes and assessments or governmental charges or levies which are not yet due and payable and with respect to which adequate reserves are reflected on the books and records of the Issuer;

          (iii) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Issuer shall at any time in good faith be prosecuting an appeal or proceeding for a review;

          (iv) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with workers' compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens), Liens to secure the performance of bids, tender or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money and Liens securing claims or demands of carriers, warehousemen, landlords, mechanics and materialmen; provided that in each
                                                         --------
     case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

          (v) survey exceptions or encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Issuer or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Issuer;

          (vi)   (A) Liens on property (other than Closing Date Collateral and
                  -
     Expansion Property) and (B) if the Issuer elects not to have clause (i) of
                              -
     this Section apply to any Expansion Property, Liens on any or all such Expansion Property (a) existing at the time of acquisition of such
                         -
     property, or (b) to secure payment of all or part of the acquisition price
                   -
     thereof, or (c) to secure Indebtedness incurred prior to, at the time or
                  -
     within six months after the acquisition thereof for the purpose of financing all or part of the acquisition price thereof, or (d) assumed or
                                                                 -
     incurred in connection with the acquisition of such property, such Liens to be limited in each case to the property so acquired, in any case, to secure an amount of Indebtedness not exceeding the cost of the property so encumbered;

          (vii) Liens incurred in connection with any Tax Exempt Financing which do not (a) individually or in the aggregate materially detract from
                   -
     the value of the property or assets affected thereby or materially impair the use of such property or assets in the operation of its business or (b)
                                                                             -
     encumber any Closing Date Collateral or Expansion Property,

          (viii) (A) Liens on property or assets (other than Closing Date
                  -
     Collateral and Expansion Property) and (B) Liens on Closing Date Collateral
                                             -
     and Expansion Property to the extent it constitutes cash or money on deposit, in each case granted in connection with interest rate hedging agreements or granted in connection with applications for or reimbursement obligations with respect to any letter of credit issued at the request of the Issuer by a banking institution to secure the performance of obligations of the Issuer in relation to such letter of credit, to the extent that such banking institution requested the granting to it of such Lien as a condition for its issuance of such letter of credit; provided, however, that the maximum
                                            --------  -------
     face amount of such letters of credit outstanding when combined with the value of the cash collateral securing such interest hedging agreements shall not exceed $2,500,000 at any one time;

          (ix) (A) Liens on property or assets (other than Closing Date
                -
     Collateral and Expansion Property) and (B) Liens on Closing Date Collateral
                                             -
     and Expansion Property to the extent it constitutes Inventory (as defined in the Collateral Agreement) to the extent of any partial progress, advance or other payment pursuant to contract or statute (collectively, "Progress Payments"), in each case in favor of the United States of America, any of its territories or possessions, or any state thereof, or any department, agency, instrumentality or political subdivision of any thereof, or any department, agency or instrumentality of any such political subdivision, to secure such Progress Payments;

          (x)  Liens identified on Schedule 5 of the Collateral Agreement; and

          (xi) other Liens on property of the Issuer representing at any one time in the aggregate not more than $2,000,000.

          Section 10.4. Subsidiaries. The Issuer will have no Subsidiaries.
                        ------------

          Section 10.5. Limitations on Sale of Assets. The Issuer will not
                        -----------------------------
sell, lease, transfer or otherwise dispose of assets (i) if the net proceeds of
                                                      -
such dispositions in any one fiscal year would exceed 10% of the Issuer's total assets or (ii) if the cumulative net proceeds of such dispositions over the
           --
whole term of the Notes would exceed 25% of the Issuer's total assets, in each case determined as of the end of the immediately preceding fiscal quarter; provided that in calculating the amount of assets sold for purposes of this
--------
covenant there shall be excluded (1) assets disposed of in the ordinary course
                                  -
of business, and (2) assets sold, the net proceeds of which are applied within
                  -
12 months after receipt thereof either (a) to acquire assets of comparable worth
                                        -
and purpose or (b) to prepay the Notes and any other senior secured debt of the
                -
Issuer, pro rata in accordance with the respective aggregate outstanding principal amounts thereof, at a prepayment price for the Notes equal to par plus accrued interest plus the Make-Whole Amount, if any.

          Section 10.6. Debt Service Coverage Ratio. As of the date of a
                        ---------------------------
Bankruptcy Event with respect to any Guarantor and at all times thereafter until the occurrence of an Effective Cure, the Issuer will not permit (a) its Debt
                                                                 -
Service Coverage Ratio to be less than 1.3 to 1 or (b) its Maximum Future Debt
                                                    -
Service Coverage Ratio to be less than 1.1 to 1.

          Section 11. Events of Default. An "Event of Default" shall exist if
                      -----------------
any of the following conditions or events shall occur and be continuing:

          (a) the Issuer defaults in the payment of any principal of any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Issuer defaults in the payment of any interest or Make-Whole Amount, if any, on any Note for more than five Business Days after the same becomes due and payable; or

          (c) the Issuer defaults in the performance of or compliance with any term contained in Section 7.1(c), Section 10.1, Section 10.2, Section 10.3,
     Section 10.4 or Section 10.5; or

          (d) the Issuer defaults in the performance of or compliance with any term contained herein (other than Section 10.6 and the terms herein referred to in clauses (a), (b) and (c) of this Section 11) or in any Issuer Related Document and such default is not remedied within 30 days after the earlier of (i) the Venture Manager of the Issuer, any Responsible
                           -
     Officer of the Issuer or any member of the Management Committee of the Issuer obtaining actual knowledge of such default and (ii) the Issuer
                                                            --
     receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this clause (d) of Section 11); or

          (e) any representation or warranty made in writing by or on behalf of the Issuer in this Agreement or any Related Document to which it is a party or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Issuer is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or Make-Whole Amount or interest on (x) any Indebtedness that is outstanding in an
                            -
     aggregate principal
     amount of at least $25,000,000 or (y) any Expansion Debt secured by
                                        -
     Collateral beyond any period of grace or cure provided with respect thereto, or (ii) the Issuer is in default in the performance of or
                  --
     compliance with any term (x) of any evidence of (1) any Indebtedness in an
                               -                      -
     aggregate outstanding principal amount of at least $25,000,000 or (2) any
                                                                        -
     Expansion Debt secured by Collateral or (y) of any mortgage, indenture or
                                              -
     other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness or Expansion Debt has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness or Expansion Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any
                  ---
     uncured event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness or Expansion Debt into equity interests), (x) the Issuer has become obligated to purchase or
                              -
     repay (1) an aggregate principal amount of at least $25,000,000 of
            -
     Indebtedness or (2) any Expansion Debt Secured by Collateral before its
                      -
     regular maturity or before its regularly scheduled dates of payment, or (y)
                                                                              -
     one or more Persons have the exercisable right to require the issuer to so purchase or repay (1) an aggregate principal amount of at least $25,000,000
                        -
     of Indebtedness or (2) any Expansion Debt secured by Collateral; or
                         -

          (g)  the occurrence of a Bankruptcy Event with respect to the Issuer;
     or

          (h) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against the Issuer and which judgments (i) are not within 60 days after entry thereof bonded,
                      -
     discharged or stayed pending appeal; or (ii) are not discharged within 60
                                              --
     days after the expiration of such stay; or

          (i) any security interest purported to be created by the Mortgage or the Collateral Agreement shall cease to be, or shall be asserted by the Issuer or either Guarantor not to be, a valid, perfected, first priority (except as otherwise provided in this Agreement or any other Related Document) security interest on the property or the Collateral purported to be covered thereby; or

          (j) following the occurrence of a Bankruptcy Event with respect to either Guarantor, the Issuer is not in compliance with Section 10.6 and such non-compliance continues for ten Business Days without the occurrence of an Effective Cure; or

          (k) the occurrence of a Bankruptcy Event with respect to either Guarantor after, or at the same time as, a Bankruptcy Event shall have occurred with respect to the other Guarantor; or

          (l)  (x) either Guarantee ceases to be in full force and effect (other
                -
     than solely as a result of (i) the occurrence of a Bankruptcy Event with
                                 -
     respect to the applicable Guarantor and (ii) the consequent operation of
                                              --
     any applicable bankruptcy law (other than any such bankruptcy law which merely invokes applicable non-bankruptcy law)), or (y) either Guarantor
                                                         -
     asserts the invalidity or unenforceability of its Guarantee (other than, following the occurrence of a Bankruptcy Event with respect to such Guarantor by any unilateral assertion (without the consent of the Required Holders) of a bankruptcy trustee elected or appointed pursuant to Section 702 or 1104 of the Bankruptcy Code).

Except as expressly provided in this Agreement or any other Related Document, no Guarantor Event of Default shall constitute, per se, a Default or Event of Default, and no breach by a Guarantor of any representation or covenant under any Guarantee (including any obligation to make payment on or with respect to the Notes) shall constitute, per se, a Default or Event of Default.

          Section 12. Remedies on Default. etc.
                      ------------------------

          Section 12.1. Acceleration. (a) If an Event of Default described in
                        ------------
clause (g) (other than as a result of a Bankruptcy Event described in clause
(a)(i) of the definition of "Bankruptcy Event") or (k) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If an Event of Default described in clause (j) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable upon the expiration of the ten Business Day period referred to therein.

          (c) If an Event of Default described in clause (l) of Section 11 has occurred, the holders of at least a majority in principal amount of the Notes outstanding may at any time at its or their option, by notice or notices to the Issuer, declare the principal amount of all the Notes then outstanding of the affected Series to be immediately due and payable.

          (d) If any other Event of Default has occurred and is continuing, the holders of at least a majority in principal amount of the Notes outstanding may at any time at its or their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

          (e) If any Event of Default described in clause (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

          Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and
                                                        -
unpaid interest thereon and (y) the Make-Whole Amount determined in respect of
                             -
such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Issuer acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

          Section 12.2. Other Remedies. If any Default or Event of Default has
                        --------------
occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

          Section 12.3. Rescission. At any time after any Notes have been
                        ----------
declared or become due and payable following the occurrence of an Event of Default (other than an Event of Default pursuant to clause (g) of Section 11 (other than as a result of a Bankruptcy Event described in clause (a)(i) of the definition of "Bankruptcy Event")) (an "Acceleration"), the Required Holders, by written notice to the Issuer, may rescind and annul any such Acceleration and its consequences if (a) the Issuer has paid all overdue interest on the Notes,
                     -
all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such Acceleration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment
                   -
of amounts that have become due solely by reason of such Acceleration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree
                                                       -
has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

          Section 12.4. No Waivers or Election of Remedies, Expenses, etc. No
                        -------------------------------------------------
course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuer under Section 15, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable out-of-pocket costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

          Section 13. Registration; Exchange; Substitution of Notes.
                      ---------------------------------------------

          Section 13.1. Registration of Notes. The Issuer shall keep at its
                        ---------------------
principal executive office (or at such other office as is designated from time to time by the Issuer) a register for the registration and registration of transfers of each of the Series G Notes and the Series O Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such registers. Prior to due presentment for registration of transfer the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary. The Issuer shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

          Section 13.2. Transfer and Exchange of Notes. (a) You acknowledge and
                        ------------------------------
agree, and each subsequent holder of a Note shall be deemed to have acknowledged and agreed, that except for (i) any purchase of Notes by a Guarantor, Affiliate
                             -
of a Guarantor, or Person permitted to purchase pursuant to Section 8.2(d) pursuant to this Agreement or a Guarantee and (ii) any assignment, conveyance,
                                               --
encumbrance or other transfer of a Note subsequent to any such purchase by a Guarantor or Affiliate of a

Guarantor, no Note of any Series will be assigned, conveyed, encumbered or otherwise transferred by you or any other holder unless a Note of the other Series in a principal amount proportionate to the principal amount of such other Series held by you is simultaneously assigned, conveyed, encumbered or otherwise transferred by you or such other holder to the same Person.

          (b) Upon surrender of any Note at the principal executive office of the Issuer (or at such other office as is designated from time to time by the Issuer) for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Issuer shall execute and deliver, at the Issuer's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor of the same series, and in an aggregate principal amount equal to the unpaid principal amount of, the surrendered Note. Each such new Note shall be payable to such Person as such holder may request, subject to Section 13.2(a) above. Each Series G Note shall be substantially in the form of Exhibit 1-A and each Series 0 Note shall be substantially in the form of Exhibit 1-B. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000; provided that if necessary to enable the registration of transfer by
            --------
a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6 2.

          Section 13.3. Replacement of Notes. Upon receipt by the Issuer of
                        --------------------
evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is,
                                    --------
     or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $150,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

          Section 14. Payments on Notes.
                      -----------------

          Section 14.1. Place of Payment. Subject to Section 14.2, payments of
                        ----------------
principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York, at the principal office of Harris Trust Company of New York, 19th Floor, 88 Pine Street, Wall Street Plaza, New York, New York 10005. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

          Section 14.2. Home Office Payment. So long as you or your nominee
                        -------------------
shall be the holder of any Note, and notwithstanding anything contained in
Section 14.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation reasonably promptly after any such request, to the Issuer at the place of payment most recently designated by the Issuer pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 13.2. The Issuer will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

          Section 15. Expenses, etc.
                      -------------

          Section 15.1. Transaction Expenses. (a) Whether or not the
                        --------------------
transactions contemplated hereby are consummated, the Issuer will pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees of one firm of special counsel to you and the other Noteholders, and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable out-of-pocket
                                            -
costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the reasonable out-of-pocket costs and
                                 -
expenses, including reasonable financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Issuer or in connection with any workout or restructuring of the transactions contemplated hereby and by the Notes. The Issuer will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any reasonable out-of-pocket fees, costs or expenses if any, of brokers and finders (other than those retained by you).

          (b) The Issuer agrees to pay, and to save any holder harmless from, any and all liabilities with respect to (or resulting from any delay in paying) any and all stamp, documentary, excise, sales or other similar taxes, assessments, levies or governmental charges (other than income taxes and franchise taxes) required to be paid with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Related Documents and any other documents contemplated by this Agreement or the Related Documents.

          (c) Without limiting the above, the Issuer will pay, promptly upon receipt of any reasonably detailed supplemental statements therefor, additional fees, charges and disbursements of your special counsel, Debevoise & Plimpton, in connection with the Closing (including unposted disbursements as of the date of the Closing) and attention to post-Closing matters relating to the Closing.

          Section 15.2. Survival. The obligations of the Issuer under this
                        --------
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

          Section 16. Survival of Representations and Warranties; Entire
                      --------------------------------------------------
Agreement. All representations and warranties contained herein shall survive the
---------
execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate delivered by or on behalf of the Issuer pursuant to this Agreement shall be deemed representations and warranties of the Issuer under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the other Related Issuer Documents, embody the entire agreement and understanding between you and the Issuer and supersede all prior agreements and understandings relating to the subject matter hereof.

          Section 17. Amendment and Waiver.
                      --------------------

          Section 17.1. Requirements. (a) Subject to Section 17.1(b), this
                        ------------
Agreement and each other Related Document may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Issuer and the Required Holders, except that (a) no amendment or waiver of any of the
                               -
provisions of Section 1, Section 2, Section 3, Section 4, Section 5, Section 6 or Section 21 hereof, or Section 2 of the Guarantee, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, (b) no such amendment or waiver may, without the written consent of the
          -
holder of each Note at the time outstanding affected thereby, (i) subject to the
                                                               -
provisions of Section 12 relating to acceleration or rescission, change the amount or time of prepayment or payment of principal of, reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes or change the mandatory purchase obligations in the Guarantee, (ii) change the percentage of the principal amount of the Notes
                --
the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Section 8, 11(a), 11(b), 12, 17 or 20 and (c) no provision
 ---                                                          -
affecting a Guarantor or the Collateral Agent may be amended or waived without the written consent of each Guarantor or the Collateral Agent, as the case may be.

          (b) Upon the timely occurrence of an Effective Cure described in clause (x) or(y) of the definition thereof following an Event of Default described in clause (j) of Section 11, all rights and remedies of the holders under the Bankrupt Guarantor's Guarantee shall be automatically assigned to the Non-Defaulting Guarantor and the Non-Defaulting Guarantor, and not the holders, the Required Holders nor the

Collateral Agent, shall have the right to consent to any amendment or waiver of the Bankrupt Guarantor's Guarantee.

          Section 17.2. Solicitation of Holders of Notes. (a) Solicitation. The
                        --------------------------------      ------------
Issuer will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of any Issuer Related Document. The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b)  Payment. The Issuer will not directly or indirectly pay or cause
               -------
to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof or of the Guarantee or any other Issuer Related Document unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

          Section 17.3. Binding Effect etc. Any amendment or waiver consented to
                        ------------------
as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Issuer and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          Section 17.4. Notes Held by Issuer etc. Solely for the purpose of
                        ------------------------
determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes or any other Related Documents. or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer or any Guarantor or any of their respective Affiliates shall be deemed not to be outstanding. No payment of principal, interest or Make-Whole Amount with respect to any Note held by any Guarantor (or any Affiliate of any Guarantor) shall be made by the Issuer except to the extent otherwise permitted by the terms of the Subordination Agreement.

          Section 18. Notices. All notices and communications provided for
                      -------
hereunder shall be in writing and sent (a) by telecopy if the sender on the same
                                        -
day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return
                            -
receipt requested (postage prepaid), or (c) by a recognized overnight delivery
                                         -
service (with charges prepaid). Any such notice must be sent:

          (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Issuer in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing, or

          (iii) if to the Issuer, to the Issuer at its address set forth in
     Exhibit 18 hereto, or at such other address as the Issuer shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

          Section 19. Reproduction of Documents. This Agreement, the other
                      -------------------------
Related Documents and all documents relating hereto and thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter
                     -
be executed, (b) documents received by you at the Closing (except the Notes
              -
themselves), and (c) financial statements, certificates and other information
                  -
previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Issuer agrees arid stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Issuer or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

          Section 20. Confidential Information. For the purposes of this Section
                      ------------------------
20, "Confidential Information" means information delivered to you by or on behalf of the Issuer in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing or communicated orally and confirmed in writing promptly thereafter when received by you as being confidential information of the Issuer; provided that such term
                                                        --------
does not include information that (a) was publicly known or otherwise known to
                                   -
you prior to the time of such disclosure, (b) subsequently becomes publicly
                                           -
known through no act or omission by you or any person acting on your behalf, (c)
                                                                              -
otherwise becomes known to you other than through disclosure by the Issuer or any Guarantor, or (d) constitutes financial statements delivered to you under
                   -
Section 7. 1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect information of third parties delivered to you; provided that you may deliver or disclose Confidential Information (i)
        --------                                                            -
to your directors, trustees, officers, employees, and the directors, officers and employees of your investment advisory or management affiliate (if any), (ii)
                                                                             --
to your agents, attorneys and affiliates (provided that, Confidential
                                          --------
Information concerning the costs of manufacturing and distribution at the Issuer's facility in McIntosh, Alabama (the "Cost of Production") will only be disclosed or delivered to such Persons to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),
(iii) to your financial advisors and other professional advisors (provided that,
 ---                                                              --------
Confidential Information concerning the Cost of Production will only be disclosed or delivered to such Persons who agree to hold confidential such Confidential Information substantially in accordance with the terms of this Section), (iv) to any other holder of any Note, (v) to any Institutional
           --                                    -
Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (provided that, Confidential Information concerning the
                       --------
Cost of Production will only be disclosed or delivered to such Person if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section), (vi) to any Person
                                                             --
from which you offer to purchase any security of the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vii) to any Federal or state
                                              ---
regulatory authority having jurisdiction over you, (viii) to the National
                                                    ----
Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (ix) any other Person to which such delivery or
                              --
disclosure may be necessary
or appropriate (x) to effect compliance with any law, rule, regulation or order
                -
applicable to you, (y) in response to any subpoena or other legal process, or
                    -
(z) if an Event of Default has occurred and is continuing, to the extent you may
 -
reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement and the other Related Documents (including, but not limited to, any litigation relating to the foregoing). Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Issuer in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer embodying the provisions of this Section 20. This
Section 20 is intended to supersede and replace in its entirety the obligations of any party under prior agreements relating to Confidential Information; provided that it is understood and agreed that all information provided to you in writing prior to the Closing shall be considered Confidential Information.

          Section 21. Substitution of Purchaser. You shall have the right to
                      -------------------------
substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in
Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Issuer of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

          Section 22. Miscellaneous.
                      -------------

          Section 22.1. Successors and Assigns. All covenants and other
                        ----------------------
agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective permitted successors and permitted assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

          Section 22.2. Payments Due on Non-Business Days. Anything in this
                        ---------------------------------
Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

          Section 22.3. Severability. Any provision of this Agreement that is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 22.4. Construction. Each covenant contained herein shall be
                        ------------
construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          Section 22.5. Counterparts. This Agreement may be executed in any
                        ------------
number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          Section 22.6. Governing Law. This Agreement shall be construed and
                        -------------
enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without giving effect to its principles or rules of conflicts of laws to the extent such principles or rules would require the application of the laws of another jurisdiction.

          Section 22.7. Submission to Jurisdiction: Waivers. The Issuer and you
                        -----------------------------------
hereby irrevocably and unconditionally

          (a) submit in any legal action or proceeding relating to this Agreement and the other Issuer Related Documents, or for recognition and enforcement of any judgment in respect thereof, whether in tort or in contract or at law or in equity, to the exclusive general jurisdiction of the Courts of the State of

      New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof,

            (b) consent that any such action or proceeding may be brought in such courts and waive any objection that it or you may now or hereafter have to the venue of any such action or proceeding brought in any such Court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same;

            (c) agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (return receipt requested), postage prepaid, to the Issuer at its address referred to in Exhibit 18 or at your address referred to in Schedule A or at such other address of which the Issuer or the Noteholders shall have been notified pursuant thereto; and

            (d) agree that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            Section 22.8. WAIVER OF JURY TRIAL. THE ISSUER AND YOU HEREBY
                          --------------------
IRREVOCABLY AND UNCONDITIONALLY WAIVE-TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDENG RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            Section 22.9. Concerning the Collateral Agent. You hereby consent to
                          -------------------------------
the terms of and authorize the Collateral Agent to execute and deliver each of the documents to be executed and delivered by it at the Closing, including, without limitation, Supplement No. 1 to the Collateral Agreement.

                                    * * * * *

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI
                                          PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By: /s/ Jean M. Miklosko
                                                  ------------------------------
                                                  Name: Jean M. Miklosko
                                                  Title: Assistant Treasurer

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By: /s/ Hassan Arabghani
                                                  ------------------------------
                                                  Name: Hassan Arabghani
                                                  Title: VP


The foregoing is hereby
agreed to as of the
date thereof.

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:
   -------------------------------
   Name:
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI
                                          PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

The foregoing is hereby
agreed to as of the
date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By: /s/ A. Kipp Koester
   -------------------------------
     Name: A. Kipp Koester
     Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Is suer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By: /s/ Jean M. Miklosko
                                                  ------------------------------
                                                  Name: Jean M. Miklosko
                                                  Title: Assistant Treasurer

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By: /s/ Hassan Arabghani
                                                  ------------------------------
                                                  Name: Hassan Arabghani
                                                  Title: VP

The foregoing is hereby
agreed to as of the
date thereof.

GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:
   -------------------------------
   Name:
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

The foregoing is hereby
agreed to as of the
date thereof.

GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By: /s/ Thomas M. Donohue
   -------------------------------
   Name: Thomas M. Donohue
   Title: Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By: /s/ Jean M. Miklosko
                                                  ------------------------------
                                                  Name: Jean M. Miklosko
                                                  Title: Assistant Treasurer

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By: /s/ Hassan Arabghani
                                                  ------------------------------
                                                  Name: Hassan Arabghani
                                                  Title: Vice President

The foregoing is hereby
agreed to as of the
date thereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
   -------------------------------
   Name:
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

The foregoing is hereby
agreed to as of the
date thereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: /s/ Richard E. Spencer II
    -------------------------------
    Name:  Richard E. Spencer II
    Title: Managing Director

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By: /s/ Jean M. Miklosko
                                                   -----------------------------
                                                   Name:  Jean M. Miklosko
                                                   Title: Assistant Treasurer

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By: /s/ Hassan Arabghani
                                                   -----------------------------
                                                   Name:  Hassan Arabghani
                                                   Title: Vice President

The foregoing is hereby
agreed to as of the
date thereof.

MUTUAL INSURANCE COMPANY OF NEW YORK

By:
   -------------------------------
   Name:
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

The foregoing is hereby
agreed to as of the
date thereof.

THE MUTUAL INSURANCE COMPANY OF NEW YORK

By: /s/ Barry J. Scheinholtz
    ------------------------------
    Name:  Barry J. Scheinholtz
    Title: Investment Vice President

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By: /s/ Jean M. Miklosko
                                                   -----------------------------
                                                   Name:  Jean M. Miklosko
                                                   Title: Assistant Treasurer

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By: /s/ Hassan Arabghani
                                                   -----------------------------
                                                   Name:  Hassan Arabghani
                                                   Title: Vice President

The foregoing is hereby
agreed to as of the
date thereof.

AID ASSOCIATION FOR LUTHERANS

By:
   -------------------------------
     Name:
     Title:

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

The foregoing is hereby
agreed to as of the
date thereof.

AID ASSOCIATION FOR LUTHERANS

By: /s/ James Abitz
    ------------------------------
    Name:  James Abitz
    Title: Vice President-Investments

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By: /s/ Jean M. Miklosko
                                                   -----------------------------
                                                   Name:  Jean M. Miklosko
                                                   Title: Assistant Treasurer

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By: /s/ Hassan Arabghani
                                                   -----------------------------
                                                   Name:  Hassan Arabghani
                                                   Title: Vice President

The foregoing is hereby
agreed to as of the
date thereof.

ALLSTATE LIFE INSURANCE COMPANY

By:
   -------------------------------
   Name:
   Title: Authorized Signatory


By:
   -------------------------------
   Name:
   Title: Authorized Signatory

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                          Very truly yours,

                                          SUNBELT CHLOR ALKALI PARTNERSHIP

                                          By:  1997 CHLORALKALI VENTURE
                                               INC., as General Partner


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                          By:  OLIN SUNBELT, INC.,
                                               as General Partner

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

The foregoing is hereby
agreed to as of the
date thereof.

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ Patricia W. Wilson
    ------------------------------
     Name:   Patricia W. Wilson
     Title:  Authorized Signatory


By: /s/ Ronald A. Mendel
    ------------------------------
     Name:   Ronald A. Mendel
     Title:  Authorized Signatory

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        SUNBELT CHLOR ALKALI PARTNERSHIP


                                        By:  1997 CHLORALKALI VENTURE
                                             INC., as General Partner

                                             By:   /S/ Jean M. Miklosko
                                                --------------------------------
                                                  Name:  Jean M. Miklosko
                                                  Title: Assistant Treasurer


                                        By:  OLIN SUBBELT, INC.,
                                             as General Partner

                                             By: /s/ Hassan Arabghani
                                                --------------------------------
                                                  Name:  Hassan Arabghani
                                                  Title: VP


The foregoing is hereby
agreed to as of the
date thereof.

GENERAL AMERICAN LIFE INSURANCE COMPANY

By: Conning Asset Management

By:
   --------------------------------
      Name:
      Title:

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        SUNBELT CHLOR ALKALI PARTNERSHIP


                                        By:  1997 CHLORALKALI VENTURE
                                             INC., as General Partner

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                        By:  OLIN SUNBELT, INC.,
                                             as General Partner

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


The foregoing is hereby
agreed to as of the
date thereof.

GENERAL AMERICAN LIFE INSURANCE COMPANY


By: Conning Asset Management

By: /s/ Douglas R. Koester
   --------------------------------
   Name:  Douglas R. Koester
   Title: Sr. Vice President
          Conning Asset Management Co.

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        SUNBELT CHLOR ALKALI PARTNERSHIP


                                        By:  1997 CHLORALKALI VENTURE
                                             INC., as General Partner

                                             By: /s/ Jean M. Miklosko
                                                --------------------------------
                                                Name:  Jean M. Miklosko
                                                Title: Assistant Treasurer

                                        By:  OLIN SUNBELT, INC.,
                                             as General Partner

                                             By: /s/ Hassan Arabghani
                                                --------------------------------
                                                Name:  Hassan Arabghani
                                                Title: VP

The foregoing is hereby
agreed to as of the
date thereof.

RGA REINSURANCE COMPANY

By: Conning Asset Management

By:
   --------------------------------
   Name:
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.


                                        Very truly yours,

                                        SUNBELT CHLOR ALKALI PARTNERSHIP


                                        By:  1997 CHLORALKALI VENTURE
                                             INC., as General Partner

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                        By:  OLIN SUNBELT, INC.,
                                             as General Partner

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

The foregoing is hereby
agreed to as of the
date thereof.

RGA REINSURANCE COMPANY

By: Conning Asset Management

By: /s/ Douglas R. Koester
   --------------------------------
   Name:  Douglas R. Koester
   Title: Sr. Vice President
          Conning Asset Management Co.

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        SUNBELT CHLOR ALKALI PARTNERSHIP


                                        By:  1997 CHLORALKALI VENTURE
                                             INC., as General Partner

                                             By: /s/ Jean M. Miklosko
                                                --------------------------------
                                                  Name: Jean M. Miklosko
                                                  Title: Assistant Treasurer

                                        By:  OLIN SUNBELT, INC.,
                                             as General Partner

                                             By: /s/ Hassan Arabghani
                                                --------------------------------
                                                  Name: Hassan Arabghani
                                                  Title: VP

The foregoing is hereby
agreed to as of the
date thereof.

SECURITY MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

By: Conning Asset Management

By:
   --------------------------------
      Name:

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        SUNBELT CHLOR ALKALI PARTNERSHIP


                                        By:  1997 CHLORALKALI VENTURE
                                             INC., as General Partner

                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:

                                        By:  OLIN SUNBELT, INC.,
                                             as General Partner

                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:

The foregoing is hereby
agreed to as of the
date thereof.

SECURITY MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

By: Conning Asset Management

By: /s/ Douglas R. Koester
   --------------------------------
      Name:  Douglas R. Koester
             Sr. Vice President
             Conning Asset Management Co.

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        SUNBELT CHLOR ALKALI PARTNERSHIP


                                        By:  1997 CHLORALKALI VENTURE
                                             INC., as General Partner

                                             By: /s/ Jean M. Miklosko
                                                --------------------------------
                                                  Name: Jean M. Mikloske
                                                  Title: Treasurer

                                        By:  OLIN SUNBELT, INC.,
                                             as General Partner

                                             By: /s/ Hassan Arabghani
                                                --------------------------------
                                                  Name: Hassan Arabghani
                                                  Title: VP

The foregoing is hereby
agreed to as of the
date thereof.

JEFFERSON-PILOT LIFE INSURANCE COMPANY


By:
   --------------------------------
      Name:
      Title:

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        SUNBELT CHLOR ALKALI PARTNERSHIP


                                        By:  1997 CHLORALKALI VENTURE
                                             INC., as General Partner

                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:

                                        By:  OLIN SUNBELT, INC.,
                                             as General Partner

                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:

The foregoing is hereby
agreed to as of the
date thereof.

JEFFERSON-PILOT LIFE INSURANCE COMPANY


By: /s/ Janes E. McDonald
   --------------------------------
      Name:   James E. McDonald, Jr.
      Title:  Second Vice President - Securities